EXECUTION VERSION AMENDMENT NO. 1 TO CREDIT AGREEMENT SEPTEMBER 22, 2021 This Amendment No. 1 to Credit Agreement (this “Amendment”) amends that certain Credit Agreement, dated as of July 19, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Herman Miller, Inc., a Michigan corporation (the “Borrower”), Goldman Sachs Bank USA, as administrative agent for the Term B Facility (in such capacity, the “Term Administrative Agent”) and as Collateral Agent, Wells Fargo Bank, National Association, as administrative agent for the Term A Facility and the Revolving Facility (in such capacity, the “PR Administrative Agent” and, together with the Term Administrative Agent, the “Administrative Agents”), and the Lenders and other parties party thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. WHEREAS, pursuant to Section 9.08(e) of the Credit Agreement, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Applicable Administrative Agent (but without the consent of any Lender) to the extent necessary to cure any ambiguity, omission, error, defect or inconsistency; WHEREAS, the Borrower and the Administrative Agents have determined that the definition of “Adjusted Consolidated EBITDA” has omissions that may be cured with an amendment to the Credit Agreement in accordance with Section 9.08(e) of the Credit Agreement, and in connection therewith have consented to the technical modifications to the Credit Agreement set forth herein to cure such omissions; NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendment. Effective as of the date hereof, the definition of “Adjusted Consolidated EBITDA” in the Credit Agreement is hereby amended to add the word “Consolidated” before each reference therein to “Net Income”. Section 2. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK Section 3. Miscellaneous. Sections 9.05, 9.10, 9.11, 9.12, 9.13, 9.14 and 9.15 of the Credit Agreement are incorporated herein mutatis mutandis. Section 4. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. [Remainder of page intentionally left blank]

[Signature Page – Amendment No. 1 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. BORROWER: HERMAN MILLER, INC. By: Name: Title: TERM ADMINISTRATIVE AGENT: GOLDMAN SACHS BANK USA By: Name: Robert Ehudin Title: Authorized Signatory PR ADMINISTRATIVE AGENT: WELLS FARGO BANK NATIONAL ASSOCIATION By: Name: Title: